Exhibit No. 99
                                ______________

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither __________________________ ("_________") nor
any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the ___________________ Trading Desk at
________________.





                          PREMIER AUTO TRUST 1997-1
             CHRYSLER FINANCIAL CORPORATION, SELLER AND SERVICER

                             Subject to Revision

                        TERM SHEET DATED MARCH 3, 1997

Issuer Premier Auto Trust 1997-1 (the "Trust" or the "Issuer").

The Notes                          (i) Class  A-1 _____%  Asset Backed  Notes
                                   (the "Class A-1 Notes") in the aggregate initial principal amount of $250,000,000.
                                   The Class A-1 Notes are not being offered;

                                   (ii)  Class A-2  ____% Asset  Backed Notes
                                   (the "Class A-2 Notes") in the aggregate initial principal amount of $600,000,000;

                                   (iii) Class A-3  _____% Asset Backed Notes
                                   (the "Class A-3 Notes") in the aggregate initial principal amount of $393,750,000;

                                   (iv) Class A-4  _____% Asset Backed  Notes
                                   (the "Class A-4 Notes" and, together, with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes") in the aggregate initial principal amount of $200,000,000; and

                                   (v)  Class  B __% Asset Backed  Notes (the
                                   "Class  B  Notes"  and together  with  the
                                   Class  A  Notes,   the  "Notes")  in   the
                                   aggregate  initial  principal   amount  of
                                   $56,250,000.    The   Class  B  Notes  are
                                   subordinated to the Class A Notes to the extent described herein.

Terms of the Notes:

  A.  Distribution Dates           Payments of interest  and principal on the
                                   Notes will  be made  on the  sixth day  of
                                   each month  or, if any  such day is  not a
                                   Business  Day,  on   the  next  succeeding
                                   Business   Day   (each,   a  "Distribution
                                   Date"), commencing April 7, 1997.

  B.  Interest Rates               The Notes will have fixed interest rates.

  C.  Interest                     Interest on  the Notes will  accrue at the
                                   applicable Interest Rate  from the Closing
                                   Date   (in   the   case   of   the   first
                                   Distribution Date)  or from the  sixth day
                                   of  the  month  preceding the  month  of a
                                   Distribution  Date  to and  including  the
                                   fifth   day   of   the   month   of   such
                                   Distribution Date.  Interest on each class
                                   of Notes  will be calculated on  the basis
                                   of a 360-day year consisting of twelve 30-
                                   day months.   The failure to pay  interest
                                   on the Class B Notes will not be an Event of Default unless the Class A-4 Notes have been paid in full.

  D.  Principal                    Principal of the Notes  will be payable on
                                   each Distribution Date in  an amount equal
                                   to     the      Noteholders'     Principal
                                   Distributable  Amount  for   the  calendar
                                   month (the "Collection  Period") preceding
                                   such Distribution  Date to  the extent  of
                                   funds    available    therefor.        The
                                   "Noteholders'    Principal   Distributable
                                   Amount"   will  equal   (i)  the   Regular
                                   Principal Distribution Amount (less the
                                                                  ---
                                   Cash Release Amount, if any, as  described
                                   below) plus (ii) the Accelerated Principal
                                   Distribution   Amount.      The   "Regular
                                   Principal   Distribution    Amount"   with
                                   respect  to  any  Distribution  Date  will
                                   generally  equal the  amount of  principal
                                   paid   or,   in   certain   circumstances,
                                   scheduled  to be paid  with respect to the
                                   Receivables      plus,      in     certain
                                   circumstances,  the  principal  balance of


                                   defaulted Receivables.   The  "Accelerated
                                   Principal   Distribution   Amount"    with
                                   respect to a Distribution Date will  equal
                                   the   portion,  if   any,  of   the  Total
                                   Distribution   Amount   for   the  related
                                   Collection  Period   that  remains   after
                                   payment of (a) the Servicing Fee (together
                                   with any portion of the Servicing Fee that
                                   remains  unpaid  from  prior  Distribution
                                   Dates), (b) the interest due on the Notes,
                                   (c)  the  Regular  Principal  Distribution
                                   Amount,  and  (d)  the  amount,  if   any,
                                   required  to be  deposited in  the Reserve
                                   Account on such Distribution Date.

                                   No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full or; (iv) on the Class B Notes until the Class A-4 Notes have been paid in full.

                                   The  outstanding principal  amount of  the
                                   Class  A-1   Notes,  to  the   extent  not
                                   previously  paid, will  be payable  on the
                                   December  1997   Distribution  Date   (the
                                   "Class  A-1  Final  Scheduled Distribution
                                   Date"); the  outstanding principal  amount
                                   of  the Class A-2 Notes, to the extent not
                                   previously paid,  will be  payable on  the
                                   April 2000  Distribution Date  (the "Class
                                   A-2 Final  Scheduled Distribution  Date");
                                   the  outstanding principal  amount of  the
                                   Class  A-3   Notes,  to  the   extent  not
                                   previously paid,  will be  payable on  the
                                   August 2001 Distribution  Date (the "Class
                                   A-3 Final  Scheduled Distribution  Date");
                                   the  outstanding principal  amount of  the
                                   Class  A-4   Notes,  to  the   extent  not
                                   previously  paid, will  be payable  on the
                                   April 2002  Distribution Date  (the "Class
                                   A-4 Final  Scheduled Distribution  Date");
                                   and  the outstanding  principal amount  of
                                   the Class  B  Notes,  to  the  extent  not
                                   previously paid,  will be  payable on  the
                                   September  2003  Distribution   Date  (the
                                   "Class  B  Final   Scheduled  Distribution
                                   Date").

  E.  Optional Redemption          The Class A-4 Notes and Class B Notes will
                                   be redeemable in whole, but not in part, after the Pool Balance declines to 10% or less of the Initial Pool Balance.

Overcollateralization and
  Release of Collateral            The       Initial       Pool       Balance
                                   ($1,560,012,089.22)   will    exceed   the
                                   initial aggregate principal  amount of the
                                   Notes ($1,500,000,000) by  an amount equal
                                   to     $60,012,089.22    (the     "Initial
                                   Overcollateralization  Amount"), which  is
                                   approximately 4% of  the initial aggregate
                                   principal  amount of  the  Notes.   Unless
                                   offset by  losses on the  Receivables, the
                                   distribution of the  Accelerated Principal
                                   Distribution   Amount,   if  any,   on   a
                                   Distribution Date is expected to cause the
                                   aggregate principal amount of the Notes to
                                   decrease  faster  than  the  Pool  Balance
                                   decreases,    thereby    increasing    the
                                   Overcollateralization   Amount   and   the
                                   Overcollateralization  Percentage.     The
                                   "Overcollateralization Amount"  in respect
                                   of a Distribution Date is equal to (a) the
                                   Pool  Balance as  of the beginning  of the
                                   preceding Collection Period  (the "Related
                                   Pool Balance")  minus  (b)  the  aggregate
                                                   -----
                                   outstanding principal  amount of the Notes
                                   after giving  effect to payments  made  on
                                   the  Notes  on the  preceding Distribution
                                   Date   (the   "Note  Amount").  The "Over-
                                   collateralization Percentage"  in  respect
                                   of a Distribution Date  is  the percentage
                                   derived from  a  fraction,  the  numerator
                                   of   which  is  the  Overcollateralization
                                   Amount for such Distribution Date and  the
                                   denominator of which is the  Related  Pool
                                   Balance.  Subject to  the  conditions  set
                                   forth below,  on  each  Distribution Date,
                                   commencing with the First Release  Distri-
                                   bution Date, certain  amounts of  cash and
                                   Receivables will be released to the Trust,
                                   free  of  the  lien of the Indenture,  and
                                   thereupon   paid  or  transferred   to   a
                                   subsidiary of  the Seller (the "Company").
                                   Any such cash and Receivables released to the Company will not be available to make payments on the Notes.

                                   The release of cash and Receivables to the
                                   Trust (and then to the Company) is subject
                                   to  the  satisfaction   of  the  following
                                   conditions:

                                      (1)      No    release     will    be
                                      permitted until the Distribution Date
                                      (the   "First  Release   Distribution
                                      D a t e " )   o n   w h i c h   t h e
                                      Overcollateralization  Amount  is  at
                                      least equal to:

                                      (Initial Overcollateralization Amount)
                                                            plus
                                                            ----
                                      (2% x (Related Pool Balance minus Initial
                                                                  -----
                                      Overcollateralization Amount))

                                      (2)   The  aggregate principal  balance of
                                      Receivables released in respect of such Distribution Date will equal:

                                      Overcollateralization Amount less Targeted
                                                                   ----
                                      Overcollateralization Amount

                                      The     "Targeted    Overcollateralization
                                      Amount" for a Distribution Date is equal to:

                                      |Note Amount| minus [Note Amount]
                                      |-----------| -----
                                      |   94.5%   |

                                      (3)  The  amount of cash released  on such
                                      Distribution  Date   (the  "Cash   Release
                                      Amount") shall not exceed 5.5% of the Regular Principal Distribution Amount for such Distribution Date.

                                      (4)   The  cumulative amount  of cash  and
                                      principal balances of Receivables released
                                      shall    not     exceed    the     Initial
                                      Overcollateralization              Amount.
                                      Consequently, when such  cumulative amount
                                      has  been  released,  there   will  be  no
                                      further release of cash or Receivables  to
                                      the   Trust   pursuant  to   the   release
                                      provisions described  above, and  the full
                                      Regular Principal Distribution Amount will
                                      thereafter  again   be  distributable   as
                                      principal to the Noteholders.   The period
                                      during which such releases are permitted is the "Collateral Release Period".

Reserve Account                    The "Reserve Account" will be created with
                                   an initial  deposit by CFC  on the Closing
                                   Date  of  cash   or  Eligible  Investments
                                   having   a  value   at   least  equal   to
                                   $15,000,000   (the    "Specified   Reserve
                                   Account  Amount"),  which  is  1%  of  the
                                   initial aggregate principal  amount of the
                                   Notes.     If  the   Overcollateralization
                                   Percentage  at any  time  on or  after the
                                   First  Release  Distribution  Date  equals
                                   7.75%, then  after the  Collateral Release
                                   Period  the   Specified  Reserve   Account
                                   Balance will be $11,250,000, which is 0.75% of the initial aggregate principal amount of the Notes.

                                   Funds will  be withdrawn from  the Reserve
                                   Account  to  cover any  shortfalls  in the
                                   amounts due to  the Noteholders.  On  each
                                   Distribution  Date,  the  Reserve  Account
                                   will  be  reinstated up  to  the Specified
                                   Reserve Account  Balance to the  extent of
                                   the   portion,  if   any,  of   the  Total
                                   Distribution   Amount   remaining    after
                                   payment of the Servicing Fee and the amounts due to the Noteholders.

                                   The  "Pool  Balance"  at  any  time   will
                                   represent the aggregate  principal balance
                                   of  the  Receivables  at  the  end  of the
                                   preceding Collection Period,  after giving
                                   effect  to  all   payments  received  from
                                   Obligors, Advances and Purchase Amounts to
                                   be remitted by the Servicer or the Seller,
                                   as   the  case  may   be,  all   for  such
                                   Collection Period, and all losses realized
                                   on  Receivables  liquidated   during  such
                                   Collection Period.

Priority of Payments;
Subordination of Class B Notes     Collections in respect  of the Receivables
                                   for  each  Collection  Period  will     be
                                   applied   in   the  following   order   of
                                   priority:  (i) the Servicing Fee, together
                                   with any previously unpaid Servicing Fees,
                                   (ii) amounts  payable to  the Noteholders,
                                   which amounts will  be applied, first,  to
                                   pay  interest and principal on the Class A
                                   Notes  and, second,  to  pay interest  and
                                   principal  on  the  Class  B Notes,  (iii)
                                   amounts, if any, to the Reserve Account up
                                   to the Specified  Reserve Account Balance,
                                   and (iv) the remaining balance, if any, to
                                   the  Company.   In  addition, releases  of
                                   collateral  to the Company will be made as
                                   d e s c r i b e d    a b o v e   u n d e r
                                   "Overcollateralization   and  Release   of
                                   Collateral".

Rating of the Notes                The Class  A Notes  will be  rated in  the
                                   highest investment rating category by at least two nationally recognized rating agencies. The Class B Notes will be rated at least in the "A" category or its equivalent by such rating agencies.


THE RECEIVABLES POOL

     As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

     Set  forth  in  the  following  tables  is  information  concerning  the
composition,  distribution  by   annual  percentage  rate  ("APR")   and  the
geographic distribution of the Receivables Pool as of the Cutoff Date.


                                                      PREMIER AUTO TRUST 1997-1
                                                 COMPOSITION OF THE RECEIVABLES POOL

 WEIGHTED AVERAGE APR      AGGREGATE PRINCIPAL          NUMBER OF        WEIGHTED AVERAGE     WEIGHTED AVERAGE    AVERAGE PRINCIPAL
    OF RECEIVABLES               BALANCE               RECEIVABLES        REMAINING TERM       ORIGINAL TERM           BALANCE
 --------------------      -------------------         -----------        ---------------     ----------------    -----------------
       10.68%               $1,560,012,089.22            105,287           55.61 months         58.12 months          $14,816.75






                          PREMIER AUTO TRUST 1997-1
                 DISTRIBUTION BY APR OF THE RECEIVABLES POOL



                                                            Number of                Aggregate               Percent of Aggregate
                     APR Range                             Receivables           Principal Balance           Principal Balance(1)

0.00% - 5.00% . . . . . . . . . . . . . . . . . .                  799             $   12,219,441.10                      0.8%
5.01% - 6.00% . . . . . . . . . . . . . . . . . .                  186                  2,460,968.58                      0.2
6.01% - 7.00% . . . . . . . . . . . . . . . . . .                1,497                 24,641,434.94                      1.6
7.01% - 8.00% . . . . . . . . . . . . . . . . . .               12,136                188,622,284.92                     12.1
8.01% - 9.00% . . . . . . . . . . . . . . . . . .               18,795                294,033,331.23                     18.8
9.01% - 10.00%  . . . . . . . . . . . . . . . . .               20,415                304,574,121.76                     19.5
10.01% - 11.00% . . . . . . . . . . . . . . . . .               13,885                217,224,739.60                     13.9
11.01% - 12.00% . . . . . . . . . . . . . . . . .               10,281                153,786,244.51                      9.9
12.01% - 13.00% . . . . . . . . . . . . . . . . .                8,256                117,812,809.74                      7.6
13.01% - 14.00% . . . . . . . . . . . . . . . . .                4,563                 60,905,248.53                      3.9
14.01% - 15.00% . . . . . . . . . . . . . . . . .                3,381                 44,276,787.23                      2.8
15.01% - 16.00% . . . . . . . . . . . . . . . . .                2,266                 29,103,342.87                      1.9
16.01% - 17.00% . . . . . . . . . . . . . . . . .                2,312                 31,293,655.18                      2.0
17.01% - 18.00% . . . . . . . . . . . . . . . . .                3,273                 43,358,204.90                      2.8
Greater than 18.00% . . . . . . . . . . . . . . .                3,242                 35,699,474.13                      2.3

                                                               105,287             $1,560,012,089.22                    100.2%


__________________
(1)  Percentages may not add to 100.0% because of rounding.


                                                      PREMIER AUTO TRUST 1997-1
                                           GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL

                                                                                                             PERCENT OF AGGREGATE
                                            PERCENT OF AGGREGATE                                                  PRINCIPAL
                 STATE(1)                   PRINCIPAL BALANCE(2)                  STATE(1)                       BALANCE(2)
Alabama . . . . . . . . . . . . . . . . .            0.7%             Montana . . . . . . . . . . . . . . . .        0.2%
Alaska  . . . . . . . . . . . . . . . . .            0.2%             Nebraska  . . . . . . . . . . . . . . .        0.6%
Arizona . . . . . . . . . . . . . . . . .            1.8%             Nevada  . . . . . . . . . . . . . . . .        0.7%
Arkansas  . . . . . . . . . . . . . . . .            1.5%             New Hampshire . . . . . . . . . . . . .        4.0%
California  . . . . . . . . . . . . . . .            5.8%             New Jersey  . . . . . . . . . . . . . .        5.0%
Colorado  . . . . . . . . . . . . . . . .            1.0%             New Mexico  . . . . . . . . . . . . . .        0.7%
Connecticut . . . . . . . . . . . . . . .            2.1%             New York  . . . . . . . . . . . . . . .        4.8%
Delaware  . . . . . . . . . . . . . . . .            0.4%             North Carolina  . . . . . . . . . . . .        4.1%
District of Columbia  . . . . . . . . . .            0.0%             North Dakota  . . . . . . . . . . . . .        0.3%
Florida . . . . . . . . . . . . . . . . .            2.7%             Ohio  . . . . . . . . . . . . . . . . .        0.3%
Georgia . . . . . . . . . . . . . . . . .            1.9%             Oklahoma  . . . . . . . . . . . . . . .        1.4%
Hawaii  . . . . . . . . . . . . . . . . .            0.5%             Oregon  . . . . . . . . . . . . . . . .        1.6%
Idaho . . . . . . . . . . . . . . . . . .            0.2%             Pennsylvania  . . . . . . . . . . . . .        4.9%
Illinois  . . . . . . . . . . . . . . . .            4.4%             Rhode Island  . . . . . . . . . . . . .        0.9%
Indiana . . . . . . . . . . . . . . . . .            0.6%             South Carolina  . . . . . . . . . . . .        1.6%
Iowa  . . . . . . . . . . . . . . . . . .            1.1%             South Dakota  . . . . . . . . . . . . .        0.2%
Kansas  . . . . . . . . . . . . . . . . .            1.1%             Tennessee . . . . . . . . . . . . . . .        1.4%
Kentucky  . . . . . . . . . . . . . . . .            0.0%             Texas . . . . . . . . . . . . . . . . .        9.2%
Louisiana . . . . . . . . . . . . . . . .            0.9%             Utah  . . . . . . . . . . . . . . . . .        0.4%
Maine . . . . . . . . . . . . . . . . . .            1.6%             Vermont . . . . . . . . . . . . . . . .        0.7%
Maryland  . . . . . . . . . . . . . . . .            6.3%             Virginia  . . . . . . . . . . . . . . .        3.6%
Massachusetts . . . . . . . . . . . . . .            5.9%             Washington  . . . . . . . . . . . . . .        1.4%
Michigan  . . . . . . . . . . . . . . . .            4.9%             West Virginia . . . . . . . . . . . . .        0.3%
Minnesota . . . . . . . . . . . . . . . .            2.0%             Wisconsin . . . . . . . . . . . . . . .        1.6%
Mississippi . . . . . . . . . . . . . . .            0.3%             Wyoming . . . . . . . . . . . . . . . .        0.1%
Missouri  . . . . . . . . . . . . . . . .            2.0%                                                           99.9%

_______________________________
(1)  Based on physical addresses of the dealers originating the receivables.
(2)  Percentages may not add to 100.0% because of rounding.

     Approximately 31.06% of the aggregate principal balance of the Receivables, constituting 37.26% of the number of the Receivables, represent previously titled vehicles. Approximately 76.36% of the aggregate principal balance of the Receivables represent financing of vehicles manufactured or distributed by Chrysler.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

     Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. CFC began originating Fixed Value Receivables in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                          DELINQUENCY EXPERIENCE(1)


                                                                                    At December 31,
                                                              1996                         1995                        1994
                                                    Number of                    Number of                    Number of
                                                    Contracts        Amount      Contracts       Amount       Contracts     Amount
                                                                                    (Dollars in Millions)
Portfolio . . . . . . . . . . . . . . . . . . .     1,679,880       $ 21,197     1,653,533       $ 20,913     1,444,736    $ 16,977

Period of Delinquency
  31-60 Days  . . . . . . . . . . . . . . . . .        65,297       $    843        55,507       $    720        25,888    $    293
  61 Days or More . . . . . . . . . . . . . . .         8,175       $    118         6,792       $    100         2,085          27


Total Delinquencies . . . . . . . . . . . . . .        73,472       $    961        62,299       $    820        27,973    $    320

Total Delinquencies as
  a Percent of the
  Portfolio . . . . . . . . . . . . . . . . . .        4.37%          4.53%         3.77%          3.92%         1.94%       1.88%



                                                                   At December 31,
                                       1993                                 1992                               1991
                           Number of                            Number of                      Number of
                           Contracts           Amount           Contracts         Amount       Contracts           Amount
                                                                  (DOLLARS IN MILLIONS)

Portfolio . . . . . . .        1,352,218         $14,116         1,344,799           $ 12,082      1,437,451          $ 11,994
Period of Delinquency
  31-60 Days  . . . . .           16,350         $   153            15,964           $    134         21,025          $    180
  61 Days or More . . .            1,383              15             1,376                 13          2,048                20
Total Delinquencies . .           17,733         $   168            17,340           $    147         23,073          $    200
Total Delinquencies as
  a Percent of the
Portfolio . . . . . . .           1.31%           1.19%             1.29%             1.22%          1.61%              1.67%


__________________________
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                                               CREDIT LOSS/REPOSSESSION EXPERIENCE(1)

                                                                           Year Ended December 31,
                                              1996                 1995         1994           1993           1992            1991
                                                                            (Dollars in Millions)
Average Amount Outstanding
  During the Period . . . . . . . . .       $    21,062           $19,486       $15,517       $12,882        $11,818         $12,709
Average Number of Contracts
  Outstanding During the Period . . .         1,671,405         1,572,963     1,396,497     1,341,084      1,382,898       1,517,178
Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer . . . . . . . . . . .             9.05%             14.8%         17.0%         16.2%          15.8%           21.7%
Repossessions as a Percent of
  Average Number of Contracts
  Outstanding . . . . . . . . . . . .             3.82%             3.05%         2.36%         2.15%          2.31%           2.63%
Net Losses as a Percent of
  Liquidations(2)(3)  . . . . . . . .             3.17%             2.25%         1.38%         1.34%          1.71%           2.28%
Net Losses as a Percent of
  Average Amount Outstanding(2) . . .             1.68%             1.16%         0.73%         0.75%          0.97%           1.21%

_____________________
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(3)  Liquidations represent a  reduction in the  outstanding balances of  the
     contracts as a result of   monthly   cash  payments   and   charge-offs.

     During the fourth quarter of 1995 and throughout 1996, the Seller experienced higher credit losses on automotive retail receivables. The Seller's management attributes the increased losses to the combined effect of a deterioration in consumer credit markets, an increase in the frequency of repossessions and the organizational realignments within the Seller that affected retail collections. Recent credit loss experience may continue while continued actions are taken to improve the credit mix and servicing of the Seller's automotive retail receivables. However, no assurance can be given as to the future results.

     The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 2.89% of the Receivables represent contracts with recourse to Dealers.